SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 23, 1996

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                             HARMONY PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Virginia

         (State or other jurisdiction of incorporation or organization)

             0-19979                                 54-1529382
    (Commission File Number)            (I.R.S. Employer Identification No.)

           808 Live Oak Drive, Suite 126
               Chesapeake, Virginia                                    23330
     (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (757) 523-2849

          (Former name or former address, if changed since last report)


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Item 1(b).  Changes in Control of Registrant

        Harmony Products, Inc. ("Harmony") has entered into a non-binding Letter of Intent with Cypress Chemical Company ("Cypress") dated August 14, 1996, pursuant to which Cypress would acquire all of the outstanding shares of Harmony. The consummation of the transaction would result in a change of control of Harmony. Copies of the Letter of Intent and a press release issued August 23, 1996, are included with this report as Exhibits 99.1 and 99.2, respectively.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

        Not applicable.

(b)  Pro Forma Financial Information.

        Not applicable.

(c)  Exhibits.

        The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.



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                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARMONY PRODUCTS, INC.

                                         By:  /s/ Gregory R. Gill
                                                  Gregory R. Gill
                                                  President and Treasurer

Date:  August 23, 1996

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                                         EXHIBIT INDEX

Exhibit No.                  Description of Exhibits

    99.1 Letter of Intent by and between Cypress Chemical Company and Harmony Products, Inc. dated August 14, 1996.

    99.2       Press Release dated August 23, 1996.

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